LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

July 1, 2000

Dear Shareholder:

The J.P. Morgan Institutional International Opportunities Fund delivered a return of 0.84% for the six months ended May 31, 2000, underperforming both its benchmark, the MSCI All Country World Index Free ex-U.S., and the Lipper International Equity Funds Average, which returned 1.57% and 2.25%, respectively.

The fund's net asset value on May 31, 2000 declined to $12.85 per share from $12.92 per share on November 30, 1999, after paying a current income dividend of $0.18. The fund's net assets stood at approximately $449.7 million on May 31, 2000 while the total net assets of The International Opportunities Equity Portfolio, in which the fund invests, totaled almost $531.9 million.

Included in this report is an interview with Nigel F. Emmett, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

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TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS...........1  FUND FACTS AND HIGHLIGHTS............6
FUND PERFORMANCE.....................2  FINANCIAL STATEMENTS.................8
PORTFOLIO MANAGER Q&A................3
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FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                                TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS
                                                          ----------------------   ----------------------------------------
                                                           THREE        SIX             ONE          SINCE
AS OF MAY 31, 2000                                         MONTHS       MONTHS          YEAR         INCEPTION*
--------------------------------------------------------------------------------   ----------------------------------------
J.P. Morgan Institutional International
   Opportunities Fund                                       -5.17%        0.84%          21.12%        9.99%
MSCI All Country World Index Free ex-U.S.**                 -4.53%        1.57%          18.49%       11.09%
Lipper International Equity Funds Average***                -8.55%        2.25%          25.62%       13.10%

AS OF MARCH 31, 2000
--------------------------------------------------------------------------------   ----------------------------------------
J.P. Morgan Institutional International
   Opportunities Fund                                       -2.43%       15.33%          31.34%       12.75%
MSCI All Country World Index Free ex-U.S.**                  0.78%       19.08%          28.87%       14.79%
Lipper International Equity Funds Average***                 0.73%       27.02%          39.77%       17.56%

*THE FUND COMMENCED OPERATIONS ON FEBRUARY 26, 1997, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 9.83% FROM THAT DATE THROUGH MAY 31, 2000. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM FEBRUARY 28, 1997, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

**PRIOR TO SEPTEMBER 1, 1998, THE BENCHMARK WAS THE MSCI ALL COUNTRY WORLD INDEX EX-U.S. THE MSCI ALL COUNTRY WORLD INDEX FREE EX-U.S. IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RERTURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with NIGEL F. EMMETT, vice president, and a member of the portfolio management team of the J.P. Morgan International Opportunities Portfolio. Nigel joined J.P. Morgan in 1997. Previously, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University and is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a holder of the Chartered Financial Analyst designation. This interview was conducted on June 23, 2000, and reflects his views on that date.

HOW IS THE FUND MANAGED?

NFE: With this portfolio, our aim is to be invested in the most attractively priced international securities within all sectors. In doing so, we invest selectively in both developed and emerging markets, outside of the United States. I would note that our overall allocation to any given country/region is a reflection primarily of fundamental, bottom-up stock selection, rather than a strategic country view, although we do undertake active currency management.

HOW DID THE PORTFOLIO PERFORM OVER THE PAST SIX MONTHS?

NFE: There are really two benchmarks for this portfolio. The standard benchmark is the Morgan Stanley Capital International All Country World Index Free ex-U.S. To track how well we are doing relative to the competition, however, we use the Lipper International Equity Funds Average. Over the first three months of this reporting period, we didn't do well against the competition. Much of the competition aggressively overweighted the telecommunications-media-technology
(TMT) sectors. We operate a broadly sector neutral policy, and were therefore more diversified. However, as the market broadened out with a correction in many technology stocks, our more diversified portfolio outperformed.

WHICH COMPANIES HELPED PERFORMANCE?

NFE: Philips Electronics was a good performer over the six-month period. It was helped by a broad range of profitable product lines, from semi-conductors to consumer electronics. These businesses performed very well in calendar 1999, and continued to do well in the first five months of this year, helping the company outperform many of its peers. Back in April, for example, Philips reported quarterly profits that were nearly double those of the comparable quarter of 1999. It has already achieved a 25% return on net assets, which exceeds the company's 24% target for this year. In recent years, the management of Philips has achieved better than average returns by directing capital to high growth businesses and away from non-core businesses. Lately, the company has benefited from a strong dollar and yen, which in conjunction with a weak euro, helps European producers. Overall, we've seen relatively good top line sales growth, and Philips continues to be one of our favorite stocks in Europe.

Another stock that did well over the period was Alcatel, a French technology company. The first quarter's news flow was particularly encouraging, including its report of strong earnings and news of progress on several business fronts. For example, it acquired Newbridge Networks, which provided it with a competitive router offering. Also, the company forecast sales of 20 million GSM mobile phones this year. If achieved, as seems likely, this would represent a doubling of its 1999 sales and a 10% global market share. Alcatel also announced a major joint venture with Fujitsu involving the W-CDMA mobile telephone business in Europe and Asia, which gives the company access to the Japanese market.

Embratel, Brazil's leading long distance and data communications provider, was a positive-negative-positive story over the period. It benefited substantially from the recovery in the domestic Brazilian market in 1999 and from strong investor interest in telecoms throughout the world at the end of last year and the beginning of this one. In the middle of the period, however, the stock suffered from widespread profit taking, as investors sought to lock in profits. Our faith in the company's fundamentals were such that we resisted the urge to sell during this period. Subsequently, the stock's price started to recover.

Going forward, we like the company for a number of reasons. One is management's proven ability to attract strong strategic partners, such as MCI WorldCom and America Online. The company is currently in the process of working with AOL's Brazilian Division, for example, to create an Internet access system for 25 cities in Brazil, with a combined population of over 30 million. It is also continuing to build on its broadband services, and is adding more capacity to its international routes.

HOW ABOUT THOSE THAT HURT PERFORMANCE?

NFE: One stock that hurt performance was Swisscom, the recently privatized Swiss national telephone company. While still a favored portfolio holding, Swisscom has been largely ignored by a market that remains focused on the larger players.

While sometimes overlooked by investors, Swisscom has begun to implement its own wireless and Internet strategy. Among its actions in this regard is a joint venture with Commerce One to create a business-to-business marketplace for central Europe. It also announced its first Wireless Application Portal, which enables it to offer mobile phone customers a basket of high demand services, such as e-mail, data application, stock price quotes, and so on.

Another company that hurt performance, but that we also continue to like, was Royal and Sun Alliance. This European insurance company saw its 1999 profits and its stock price negatively impacted by storm damage claims in Europe and the Americas. The stock was also hurt during this reporting period by speculators who hoped the company would be acquired. When a bid was not forthcoming, they sold their positions. The combination of these two factors, in our view, helped to make an attractively priced stock even more attractive. From a bottom-up perspective, Royal and Sun continues to be a very well managed company, with a strong balance sheet, and a good book of business.

A company that has also experienced both good and bad performance is Softbank, a Japanese company giving exposure to a range of Internet businesses. We did very well with this company during the December

1999-February 2000 time period, then reduced our exposure. Afterwards, the company's stock plunged, the victim of a general re-rating of TMT issues in late March and April. We have recently increased the position again, believing that there is significant upside potential from current prices.

WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL ARENA OVER THE MONTHS AHEAD?

NFE: We continue to view international markets as more attractive than the U.S. In particular, we are finding attractively priced securities in continental Europe, Latin America, and certain Asian nations - excluding Japan. Within the U.K. there are fewer opportunities.

This said, our focus remains on finding the best opportunities within each sector, wherever those opportunities may be. In the finance sector, for example, we currently hold no Japanese banking stocks, although we do hold a Japanese consumer finance company. On the other hand, we like several banking and finance companies in continental Europe. So, we end up being underweight Japan and overweight Europe in this sector, simply because the best opportunities within it happen to be in Europe at this point in time. On the other hand, we think many European healthcare providers are expensive, while several Japanese healthcare concerns are attractively priced. For this reason, we are overweight the Japanese healthcare sector and underweight Europe. Geography, really, has little to do with it.

WHAT WILL RISING U.S. INTEREST RATES MEAN FOR THE REST OF THE WORLD?

NFE: The U.S. remains the engine for global economic growth, particularly among Asian nations. If U.S. rates continue to go up and there is a hard landing in the United States, then global growth every-where is going to slow and global equity markets, especially emerging markets, will suffer the consequences.

Elsewhere, it looks like continental European interest rates are set to rise again, although we may have reached a peak in the U.K. Even in Japan, where the domestic economy is very weak, the Bank of Japan is hinting at bringing to an end its zero interest rate policy. So, at the moment, we are walking a tightrope between the efforts of central bankers to control growth and inflation and the possibility that they may go too far in raising rates, and, in doing so, slow the global economy.

For our part, we side with the view that the Federal Reserve Board will engineer a soft landing for the U.S. economy, one in which we will still see good growth, if not at the rapid pace of recent years. If so, international markets, which tend to lag the United States in their recovery cycles, should prosper.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional International Opportunities Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. It is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S.equity securities that seeks to outperform the MSCI All Country World Index Free ex-U.S. As an international investment, the fund is subject to foreign market, political, and currency risks.

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COMMENCEMENT OF OPERATIONS
2/26/97

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FUND NET ASSETS AS OF 5/31/00
$449,724,871

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PORTFOLIO NET ASSETS AS OF 5/31/00
$531,863,259

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CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

EXPENSE RATIO
The fund's current annualized expense ratio of 0.89% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 2000

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

EUROPE/AFRICA 60.0%
JAPAN 18.6%
ASIA PACIFIC EX-JAPAN 14.5%
LATIN AMERICA 3.9%
CANADA 0.6%
OTHER 2.4%

LARGEST PORTFOLIO                               % OF TOTAL
HOLDINGS (EXCLUDING SHORT-TERM INVESTMENTS)     INVESTMENTS
--------------------------------------------------------------------------------
VODAFONE AIRTOUCH PLC (UNITED KINGDOM)                 4.2%
TOTAL FINA ELF (B SHARES) (FRANCE)                     3.5%
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV
   (NETHERLANDS)                                       3.5%
ALCATEL (FRANCE)                                       3.0%
ROHM CO. LTD. (JAPAN)                                  2.3%
TAKEDA CHEMICAL INDUSTRIES LTD. (JAPAN)                2.1%
BANQUE NATIONALE DE PARIS (FRANCE)                     2.0%
SUEZ LYONNAIS DES EAUX SA (FRANCE)                     1.9%
FUJITSU LTD. (JAPAN)                                   1.8%
NESTLE SA (SWITZERLAND)                                1.8%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC.SERVES AS AN INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice.The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 2000
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ASSETS
Investment in The International Opportunities
  Portfolio ("Portfolio"), at value                $449,822,241
Deferred Organization Expenses                            5,136
Prepaid Expenses and Other Assets                         1,335
Prepaid Trustees' Fees                                      349
                                                   ------------
    Total Assets                                    449,829,061
                                                   ------------
LIABILITIES
Shareholder Servicing Fee Payable                        37,409
Administrative Services Fee Payable                       9,120
Administration Fee Payable                                  394
Fund Services Fee Payable                                   375
Accrued Expenses                                         56,892
                                                   ------------
    Total Liabilities                                   104,190
                                                   ------------
NET ASSETS
Applicable to 34,991,191 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $449,724,871
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                              $12.85
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $396,490,016
Undistributed Net Investment Income                   1,316,997
Accumulated Net Realized Gain on Investment           3,955,547
Net Unrealized Appreciation of Investment            47,962,311
                                                   ------------
    Net Assets                                     $449,724,871
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MAY 31, 2000
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INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Witholding Tax of $759,907)                                $  3,827,061
Allocated Interest Income                                         509,838
Allocated Portfolio Expenses                                   (1,569,044)
                                                             ------------
    Net Investment Income Allocated from
      Portfolio                                                 2,767,855
FUND EXPENSES
Shareholder Servicing Fee                          $212,747
Administrative Services Fee                          52,074
Fund Accounting Expense                              17,511
Transfer Agent Fees                                  10,702
Professional Fees                                     6,577
Printing Expenses                                     6,108
Registration Fees                                     5,880
Line of Credit Expenses                               5,142
Fund Services Fee                                     3,519
Administration Fee                                    2,442
Trustees' Fees and Expenses                           1,590
Amortization of Organization Expenses                 1,479
Insurance Expense                                       528
Miscellaneous                                         2,919
                                                   --------
    Total Fund Expenses                                           329,218
                                                             ------------
NET INVESTMENT INCOME                                           2,438,637
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                    13,184,635
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         (14,878,714)
                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $    744,558
                                                             ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
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                                                   FOR THE SIX
                                                   MONTHS ENDED   FOR THE FISCAL
                                                   MAY 31, 2000     YEAR ENDED
                                                   (UNAUDITED)   NOVEMBER 30, 1999
                                                   ------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  2,438,637  $      2,283,600
Net Realized Gain on Investment Allocated from
  Portfolio                                          13,184,635        28,828,501
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                         (14,878,714)       52,971,916
                                                   ------------  ----------------
    Net Increase in Net Assets Resulting from
      Operations                                        744,558        84,084,017
                                                   ------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (5,293,214)       (8,982,091)
                                                   ------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold    174,680,981       137,481,093
Reinvestment of Dividends                             1,337,604         2,948,397
Cost of Shares of Beneficial Interest Redeemed      (92,012,864)     (169,181,904)
                                                   ------------  ----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                  84,005,721       (28,752,414)
                                                   ------------  ----------------
    Total Increase in Net Assets                     79,457,065        46,349,512
NET ASSETS
Beginning of Period                                 370,267,806       323,918,294
                                                   ------------  ----------------
End of Period (including undistributed net
  investment income of $1,316,997 and $4,171,574,
  respectively)                                    $449,724,871  $    370,267,806
                                                   ============  ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

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Selected data for a share outstanding throughout each period is as follows:

                                                                                                   FOR THE PERIOD
                                                       FOR THE       FOR THE FISCAL YEAR ENDED    FEBRUARY 26, 1997
                                                   SIX MONTHS ENDED         NOVEMBER 30,          (COMMENCEMENT OF
                                                     MAY 31, 2000    --------------------------  OPERATIONS) THROUGH
                                                     (UNAUDITED)         1999          1998       NOVEMBER 30, 1997
                                                   ----------------  ------------  ------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         12.92     $  10.11      $   9.94    $            10.00
                                                   ---------------     --------      --------    ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.07         0.25          0.22                  0.07
Net Realized and Unrealized Gain (Loss) on
  Investments                                                 0.04         2.88          0.05                 (0.13)
                                                   ---------------     --------      --------    ------------------
Total from Investment Operations                              0.11         3.13          0.27                 (0.06)
                                                   ---------------     --------      --------    ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.18)       (0.32)        (0.10)                   --
                                                   ---------------     --------      --------    ------------------

NET ASSET VALUE, END OF PERIOD                     $         12.85     $  12.92      $  10.11    $             9.94
                                                   ===============     ========      ========    ==================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  0.84%(a)      31.87%       2.69%                (0.60)%(a)
Net Assets, End of Period (in thousands)           $       449,725     $370,268      $323,918    $          211,229
Ratio to Average Net Assets
  Net Expenses (excluding Interest Expense)                   0.89%(b)       0.94%       0.99%                 0.99%(b)
  Net Investment Income                                       1.14%(b)       0.76%       1.13%                 1.35%(b)
  Expenses without Reimbursement and including
    Interest Expense                                          0.89%(b)       0.95%       1.02%                 1.17%(b)
  Interest Expenses                                             --         0.01%           --                    --

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 2000
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1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional International Opportunities Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on February 26, 1997.

The fund invests all of its investable assets in The International Opportunities Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 85% at May 31, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1 of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $12,000. These costs were deferred and are being amortized on a straight-line basis over a period not to exceed five-year period from the commencement of operations.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f ) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

   g) For federal income tax purposes, the fund had a capital loss carryforward of $8,953,137 at November 30, 1999, which will expire in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended May 31, 2000, the fee for these services amounted to $2,442.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For six months ended May 31, 2000, the fee for these services amounted to $52,074.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended May 31, 2000, the fee for these services amounted to $212,747.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $3,519 for six months ended May 31, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $700.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                       FOR THE
                                                   SIX MONTHS ENDED   FOR THE FISCAL
                                                     MAY 31, 2000       YEAR ENDED
                                                     (UNAUDITED)     NOVEMBER 30, 1999
                                                   ----------------  -----------------
Shares of Beneficial Interest Sold...............       13,064,504         11,952,452
Reinvestment of Dividends and Distributions......          101,487            296,229
Shares of Beneficial Interest Redeemed...........       (6,842,290)       (15,635,430)
                                                   ---------------   ----------------
Net Increase (Decrease)..........................        6,323,701         (3,386,749)
                                                   ===============   ================

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Under the Agreement, the commitment fee is at an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at May 31, 2000.

The International Opportunities Portfolio
Semi-Annual Report May 31, 2000

(The following pages should be read in conjunction with the J.P. Morgan Institutional International Opportunities Fund Semi-Annual Financial Statements)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
COMMON STOCK (89.3%)
AUSTRALIA (2.4%)
Santos Ltd. (Oil-Production)(s)..................   1,443,506   $  3,705,732
Southern Pacific Petroleum NL
  (Oil-Services)+(s).............................   1,636,411      1,913,767
WMC Ltd. (Metals & Mining)(s)....................   1,727,400      7,082,448
                                                                ------------
                                                                  12,701,947
                                                                ------------
AUSTRIA (0.4%)
Bank Austria AG (Banking)(s).....................      50,489      2,383,279
                                                                ------------

CANADA (0.6%)
Royal Bank of Canada (Banking)(s)................      56,600      2,942,051
                                                                ------------

CHINA (0.6%)
Huaneng Power International, Inc. (Spon. ADR)
  (Energy Source)(s).............................     270,000      2,683,124
Huaneng Power International, Inc., H Shares
  (Energy Source)(s).............................   3,000,000        746,920
                                                                ------------
                                                                   3,430,044
                                                                ------------

FINLAND (1.2%)
Sampo Insurance Co. Ltd., A Shares
  (Insurance)(s).................................      66,400      2,771,028
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................     367,164      3,523,764
                                                                ------------
                                                                   6,294,792
                                                                ------------

FRANCE (17.6%)
Alcatel (Telecommunications-Equipment)(s)........     283,000     15,563,294
Banque Nationale de Paris (Financial
  Services)(s)...................................     115,810     10,391,002
Carrefour SA (Retail)(s).........................      59,940      4,216,312
Christian Dior SA (Retail)(s)....................      27,500      6,248,261
Coflexip SA (Oil-Services)+(s)...................      57,697      6,709,825
Compagnie de Saint- Gobain (Building
  Materials)+(s).................................      10,570      1,465,469
Groupe Danone (Food, Beverages & Tobacco)(s).....       9,489      2,209,671
Rhodia SA (Chemicals)(s).........................     335,900      5,544,858
Sidel SA (Machinery)+(s).........................      50,000      3,361,773
STMicroelectronics NV (Electronics)(s)...........      65,460      3,879,156
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
FRANCE (CONTINUED)
Suez Lyonnaise des Eaux SA (Utilities)(s)........      58,500   $  9,765,371
Total Fina Elf SA (Oil-Services)+(s).............      13,050            121
Total Fina Elf, B Shares (Oil-Services)+(s)......     117,346     18,380,543
Vivendi SA (Utilities)(s)........................      53,711      5,728,244
                                                                ------------
                                                                  93,463,900
                                                                ------------

GERMANY (2.8%)
BASF AG (Chemicals)(s)...........................      31,500      1,280,975
Marschollek, Lautenschlaeger und Partner AG
  (Financial Services)(s)........................       4,000      1,886,303
Merck KGaA (Pharmaceuticals)(s)..................      44,100      1,359,849
Schering AG (Pharmaceuticals)(s).................      39,680      5,913,545
Stinnes AG (Transport & Services)+(s)............      40,400        760,568
Veba AG (Diversified Manufacturing)(s)...........      75,600      3,799,981
                                                                ------------
                                                                  15,001,221
                                                                ------------

HONG KONG (2.4%)
Guoco Group Ltd. (Financial Services)(s).........     403,000        801,656
Hongkong Electric Holdings Ltd. (Electric)(s)....   2,525,100      8,458,048
Hutchison Whampoa Ltd. (Multi - Industry)........     324,700      3,750,385
i-CABLE Communications Ltd. (Telecommunication
  Services)+(s)..................................       2,000            757
                                                                ------------
                                                                  13,010,846
                                                                ------------

INDIA (0.7%)
Reliance Industries Ltd. (GDR) (Diversified
  Manufacturing)(s)..............................     148,100      3,628,450
                                                                ------------

IRELAND (0.1%)
Greencore Group PLC (Food, Beverages &
  Tobacco)(s)....................................     293,600        789,613
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
ITALY (0.8%)
Bayerische Vita SPA (Insurance)(s)...............     139,300   $  1,211,754
UniCredito Italiano SPA (Financial
  Services)(s)...................................     650,000      2,857,275
                                                                ------------
                                                                   4,069,029
                                                                ------------
JAPAN (18.2%)
Dai Nippon Printing Co. Ltd. (Business & Public
  Services)(s)...................................     147,000      2,507,908
Fujitsu Ltd. (Computer Systems)(s)...............     331,000      9,375,900
Honda Motor Co. Ltd. (Automotive)(s).............     111,000      3,659,624
Mitsubishi Chemical Corp. (Chemicals)(s).........   1,821,000      7,119,954
Mitsubishi Corp. (Wholesale & International
  Trade)(s)......................................     824,000      6,841,477
Nippon Yusen Kabushiki Kaisha
  (Transportation)(s)............................     892,000      3,843,863
Nisshin Steel Co. Ltd. (Metals & Mining)(s)......   2,200,000      2,308,800
Paris Miki, Inc. (Retail)(s).....................      40,302      2,672,452
Rohm Co. Ltd. (Electronics)(s)...................      39,000     12,169,956
Softbank Corp. (Computer Software)(s)............      15,900      2,436,499
Sony Corp. (Electronics)(s)......................      58,000      5,251,915
Taiheiyo Cement Corp. (Building Materials)(s)....     857,000      1,281,421
Takeda Chemical Industries Ltd. (Chemicals)(s)...     156,689     10,695,743
The Chuo Mitsui Trust and Banking Co. Ltd.
  (Banking)(s)...................................     376,800      1,515,249
The Fuji Bank Ltd. (Banking)(s)..................     640,000      4,951,196
The Tokio Marine & Fire Insurance Co. Ltd.
  (Insurance)(s).................................     540,000      5,892,733
Toppan Printing Co. Ltd. (Broadcasting &
  Publishing)(s).................................     224,000      2,375,742
Tostem Corp. (Construction & Housing)(s).........     204,000      3,362,898
West Japan Railway Co. (Railroads)(s)............         840      3,549,570
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................     105,000      4,788,019
                                                                ------------
                                                                  96,600,919
                                                                ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------

MEXICO (1.4%)
Consorcio ARA SA de CV (Construction &
  Housing)+(s)...................................   1,595,000   $  2,013,148
Grupo Televisa SA (Spon. GDR) (Broadcasting &
  Publishing)+(s)................................     101,200      5,635,575
                                                                ------------
                                                                   7,648,723
                                                                ------------

NETHERLANDS (5.7%)
Akzo Nobel NV (Chemicals)(s).....................     139,000      5,273,569
Equant NV (Computer Systems)+(s).................      50,500      2,194,593
Heineken Holding NV, Class A (Food, Beverages &
  Tobacco)(s)....................................      56,400      1,841,120
Koninklijke Philips Electronics NV
  (Electronics)(s)...............................     409,792     18,188,487
Laurus NV (Retail)(s)............................     188,264      1,903,067
Vedior NV (Business & Public Services)(s)........      76,507        879,799
                                                                ------------
                                                                  30,280,635
                                                                ------------

NORWAY (0.4%)
Stolt - Nielsen SA (Spon. ADR)
  (Transportation)(s)............................      96,810      1,911,997
                                                                ------------

PHILIPPINES (0.5%)
ABS- CBN Broadcasting Corporation (Broadcasting &
  Publishing)(s).................................   2,010,000      2,050,059
First Philippine Holdings Corp. (Multi -
  Industry)+(s)..................................   1,581,220        797,098
                                                                ------------
                                                                   2,847,157
                                                                ------------

RUSSIA (1.3%)
Surgutneftegaz (Spon. ADR) (Oil-
  Production)(s).................................     481,700      6,888,310
                                                                ------------

SINGAPORE (3.6%)
Chartered Semiconductor Manufacturing Ltd.
  (Semiconductors)+(s)...........................      75,800      6,082,950
DBS Group Holdings Ltd. (Financial
  Services)(s)...................................     419,414      4,186,396
Neptune Orient Lines Ltd. (Transport &
  Services)+(s)..................................   2,736,500      2,068,322

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
SINGAPORE (CONTINUED)
Overseas Union Bank Ltd. (Banking)(s)............     753,378   $  2,586,314
Singapore Press Holdings Ltd. (Broadcasting &
  Publishing)(s).................................     284,000      4,276,714
                                                                ------------
                                                                  19,200,696
                                                                ------------

SOUTH AFRICA (0.3%)
South African Breweries PLC (Food, Beverages &
  Tobacco)(s)....................................     256,208      1,563,365
                                                                ------------

SOUTH KOREA (0.7%)
H&CB (GDR) (Banking)(s)..........................      70,935      1,264,416
Hyundai Motor Co. Ltd. (GDR) (Automotive)(s).....     449,000      2,323,575
Samsung Electronics (GDR) (144A)
  (Electronics)(s)...............................         454         71,789
                                                                ------------
                                                                   3,659,780
                                                                ------------

SPAIN (3.8%)
Acerinox SA (Metals & Mining)(s).................      73,800      2,491,255
Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................     115,700      3,132,044
Banco Bilbao Vizcaya Argentaria SA
  (Banking)(s)...................................     522,500      7,268,385
Banco Santander Central Hispano SA
  (Banking)(s)...................................     472,500      4,605,374
Indra Sistemas SA (Electronics)+(s)..............     116,364      2,492,821
                                                                ------------
                                                                  19,989,879
                                                                ------------

SWEDEN (1.6%)
Autoliv, Inc. (SDR) (Automotive Supplies)(s).....     120,000      3,295,240
Skandia Forsakrings AB (Insurance)(s)............      89,164      2,275,349
Skandinaviska Ensklida Banken (Banking)(s).......     250,600      2,724,820
                                                                ------------
                                                                   8,295,409
                                                                ------------

SWITZERLAND (9.9%)
ABB Ltd. (Electrical Equipment)(s)...............      43,233      5,276,412
Barry Callebaut AG (Food, Beverages &
  Tobacco)(s)....................................       6,400        843,894
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
SWITZERLAND (CONTINUED)
Credit Suisse Group (Financial Services)+(s).....      34,400   $  6,392,920
Nestle SA (Food, Beverages & Tobacco)(s).........       4,870      9,251,563
Novartis AG (Pharmaceuticals)(s).................       4,080      5,993,628
Roche Holding AG (Pharmaceuticals)(s)............         600      6,300,885
Swiss Re (Insurance)+(s).........................       3,505      6,714,298
Swisscom AG (Telecommunication Services)+(s).....      19,300      6,752,153
UBS AG (Banking)(s)..............................      39,150      5,260,420
                                                                ------------
                                                                  52,786,173
                                                                ------------

UNITED KINGDOM (11.5%)
Allied Zurich PLC (Insurance)(s).................     510,500      5,723,094
British Airways PLC (Airlines)(s)................     544,000      2,943,617
British American Tobacco PLC (Food, Beverages &
  Tobacco)(s)....................................     262,300      1,533,024
Cable & Wireless PLC (Telecommunications)(s).....     207,700      3,461,667
CGNU PLC (Insurance)(s)..........................     158,784      2,411,428
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........     167,500      4,732,063
Lloyds TSB Group PLC (Banking)(s)................     126,800      1,372,245
National Power PLC (Electric)(s).................     187,000      1,027,242
Railtrack Group PLC (Transportation)(s)..........     157,600      1,978,834
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................     996,818      5,930,248
Shell Transport & Trading Co.
  (Oil-Services)(s)..............................     666,400      5,510,999
Tesco PLC (Retail)(s)............................     954,200      2,881,142
Vodafone AirTouch PLC (Telecommunications)+(s)...   4,774,178     21,765,684
                                                                ------------
                                                                  61,271,287
                                                                ------------

VENEZUELA (0.8%)
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services)(s)..........     150,600      4,282,687
                                                                ------------
  TOTAL COMMON STOCK (COST $420,416,145).........                474,942,189
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
CONVERTIBLE PREFERRED STOCKS (1.0%)
AUSTRALIA (1.0%)
National Australia Bank (Banking)
  (COST $5,588,740)..............................     201,000   $  5,200,875
                                                                ------------
PREFERRED STOCK (3.1%)
AUSTRALIA (1.5%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...     814,400      7,819,243
                                                                ------------

BRAZIL (1.6%)
Embratel Participacoes SA (ADR)
  (Telecommunication Services)(s)................     410,100      8,586,469
                                                                ------------
  TOTAL PREFERRED STOCK (COST $12,185,840).......                 16,405,712
                                                                ------------
                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
CONVERTIBLE BONDS (2.1%)
CHINA (0.8%)
Huaneng Power International PLC, 1.750% due
  05/21/04 (Energy Source).......................  $3,800,000      4,104,000
                                                                ------------

NETHERLANDS (1.3%)
Telefonica Europe BV, 2.000% due 07/15/02
  (Telecommunication Services)...................   3,471,000      7,248,386
                                                                ------------
  TOTAL CONVERTIBLE BONDS (COST $9,798,767)......                 11,352,386
                                                                ------------
SHORT-TERM INVESTMENTS (2.4%)
OTHER INVESTMENT COMPANIES (2.2%)
Hamilton Money Fund..............................  11,597,069     11,597,070
                                                                ------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------  -------------

U.S. TREASURY OBLIGATIONS (0.2%)
United States Treasury Bills, 5.978%(y) due
  10/12/00(s)....................................  $1,010,000   $    988,174
                                                                ------------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $12,585,335)............................                 12,585,244
                                                                ------------
TOTAL INVESTMENTS
  (COST $460,574,827) (97.9%).................................   520,486,406
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)..................
                                                                  11,376,853
                                                                ------------
NET ASSETS (100.0%)...........................................  $531,863,259
                                                                ============

------------------------------
Note: The aggregate gross unrealized appreciation and depreciation was $88,808,811 and $28,897,232, respectively, resulting in net unrealized appreciation of $59,911,579.

+ - Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $191,698,228 of the market value has been segregated.

(y) - Yield to maturity.

144A - Securities restricted for resale to Qualified Institutional Buyers.

ADR - American Depository Receipt.

GDR - Global Depository Receipt.

Spon. ADR - Sponsored ADR.

Spon. GDR - Sponsored GDR.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Electronics.......................................         8.8%
Banking...........................................         8.1%
Insurance.........................................         6.3%
Oil - Services....................................         6.3%
Chemicals.........................................         5.7%
Telecommunication Services........................         5.7%
Pharmaceuticals...................................         5.6%
Financial Services................................         5.1%
Telecommunications................................         4.9%
Broadcasting & Publishing.........................         4.3%
Utilities.........................................         3.7%
Food, Beverage & Tobacco..........................         3.5%
Retail............................................         3.4%
Telecommunications - Equipment....................         3.0%
Short-Term........................................         2.4%
Metals & Mining...................................         2.3%
Computer Systems..................................         2.2%
Oil - Production..................................         2.0%
Electric..........................................         1.8%
Construction & Housing............................         1.6%
Transport & Services..............................         1.5%
Energy Source.....................................         1.4%
Wholesale & International Trade...................         1.3%
Automotive........................................         1.2%
Semiconductors....................................         1.2%
Electrical Equipment..............................         1.0%
Multi-Industry....................................         0.9%
Forest Products & Paper...........................         0.7%
Railroads.........................................         0.7%
Automotive Supplies...............................         0.6%
Airlines..........................................         0.6%
Business & Public Services........................         0.6%
Machinery.........................................         0.6%
Building Materials................................         0.5%
Computer Software.................................         0.5%
                                                         -----
                                                         100.0%
                                                         =====

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $460,574,827 )          $520,486,406
Foreign Currency at Value (Cost $17,906,133 )        17,758,025
Receivable for Investments Sold                       2,990,362
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  1,530,528
Dividends Receivable                                  1,380,834
Foreign Tax Reclaim Receivable                        1,155,836
Variation Margin Receivable                             487,346
Interest Receivable                                      57,809
Deferred Organization Expenses                            4,465
Prepaid Expenses and Other Assets                         1,582
Prepaid Trustees' Fees                                      937
                                                   ------------
    Total Assets                                    545,854,130
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     7,917,849
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                  3,654,440
Payable to Custodian                                  1,990,118
Advisory Fee Payable                                    265,161
Administrative Services Fee Payable                      10,774
Administration Fee Payable                                  493
Fund Services Fee Payable                                   444
Accrued Expenses                                        151,592
                                                   ------------
    Total Liabilities                                13,990,871
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $531,863,259
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $897,423)                                                   $  4,523,450
Interest Income                                                       602,527
                                                                 ------------
    Investment Income                                               5,125,977
EXPENSES
Advisory Fee                                       $  1,509,438
Custodian Fees and Expenses                             243,604
Administrative Services Fee                              61,578
Professional Fees and Expenses                           26,159
Printing Expenses                                         4,365
Fund Services Fee                                         4,161
Administration Fee                                        1,949
Trustees' Fees and Expenses                               1,877
Amortization of Organization Expense                      1,285
Miscellaneous                                               722
                                                   ------------
    Total Expenses                                                  1,855,138
                                                                 ------------
NET INVESTMENT INCOME                                               3,270,839
NET REALIZED GAIN ON
  Investment Transactions                            13,206,047
  Futures Contracts                                   1,170,067
  Foreign Currency Contracts and Transactions         1,235,167
                                                   ------------
    Net Realized Gain                                              15,611,281
NET CHANGE IN UNREALIZED DEPRECIATION OF
  Investment Transactions                           (13,377,055)
  Futures Contracts                                    (946,354)
  Foreign Currency Contracts and Translations        (2,869,895)
                                                   ------------
    Net Change in Unrealized Depreciation                         (17,193,304)
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $  1,688,816
                                                                 ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED    FOR THE FISCAL
                                                   MAY 31, 2000      YEAR ENDED
                                                    (UNAUDITED)   NOVEMBER 30, 1999
                                                   -------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   3,270,839  $      4,482,162
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions         15,611,281        34,344,844
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations        (17,193,304)       63,164,934
                                                   -------------  ----------------
    Net Increase in Net Assets Resulting from
      Operations                                       1,688,816       101,991,940
                                                   -------------  ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        268,654,645       252,736,681
Withdrawals                                         (176,872,570)     (296,593,455)
                                                   -------------  ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                    91,782,075       (43,856,774)
                                                   -------------  ----------------
    Total Increase in Net Assets                      93,470,891        58,135,166
NET ASSETS
Beginning of Period                                  438,392,368       380,257,202
                                                   -------------  ----------------
End of Period                                      $ 531,863,259  $    438,392,368
                                                   =============  ================

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                       FOR THE          FOR THE PERIOD
                                                   FOR THE SIX    FISCAL YEAR ENDED    FEBRUARY 26, 1997
                                                   MONTHS ENDED     NOVEMBER 30,       (COMMENCEMENT OF
                                                   MAY 31, 2000  -------------------  OPERATIONS) THROUGH
                                                   (UNAUDITED)     1999       1998     NOVEMBER 30, 1997
                                                   ------------  ---------  --------  -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                            0.74%(a)     0.79%    0.85%               0.89%(a)
  Net Investment Income                                   1.30%(a)     1.26%    1.07%               1.26%(a)
  Expenses without Reimbursement                          0.74%(a)     0.79%    0.85%               0.92%(a)
Portfolio Turnover                                          31%(b)       80%     143%                 72%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Opportunities Portfolio (the "portfolio") is one of five subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. The portfolio commenced operations on February 26, 1997. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of the issuers of debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

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      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $12,800. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

   e) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   g) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio

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      enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign witholding taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and unrealized appreciation, as applicable, as the income and/or capital gains are earned.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.60% of the portfolio's average daily net assets. For the six months ended May 31, 2000, such fees amounted to $1,509,438.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended May 31, 2000, the fee for these services amounted to $1,949.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
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      the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as Investment Advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the portfolio, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended May 31, 2000, the fee for these services amounted to $61,578.

   d) The trust, on behalf of the portfolio, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $4,161 for the six months ended May 31, 2000

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $800.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended May 31, 2000 were as follows:

COST OF              PROCEEDS
PURCHASES           FROM SALES
---------          ------------
$250,750,773.....  $146,384,209

Open futures contracts at May 31, 2000 are summarized as follows:

                                                                   NET UNREALIZED
                                                                   APPRECIATION/   CURRENT MARKET VALUE
                                                   CONTRACTS LONG  (DEPRECIATION)      OF CONTRACTS
                                                   --------------  --------------  --------------------
Dow Jones Euro Stoxx 50 Index, expiring June
 2000............................................             78   $     167,212   $         3,764,370
FTSE 100 Index, expiring June, 2000..............             32          92,666             3,045,780
TOPIX Index, expiring June 2000..................             30        (155,370)            4,243,325
                                                   -------------   -------------   -------------------
Totals...........................................            140   $     104,508   $        11,053,475
                                                   =============   =============   ===================

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At May 31, 2000, the portfolio had open forward currency contracts as follows:

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL     VALUE AT    APPRECIATION/
PURCHASE CONTRACTS                                    VALUE        5/31/00     (DEPRECIATION)
------------------                                 ------------  ------------  --------------
Canadian Dollar 28,120,957, expiring 07/25/00....  $ 19,071,521  $ 18,800,952  $    (270,569)
Euro 43,439,798, expiring 07/25/00...............    40,318,768    40,436,030        117,262
Japanese Yen 4,740,803,240, expiring 07/25/00....    45,233,852    44,488,570       (745,282)
Pound Sterling 23,375,600, expiring 07/25/00.....    36,951,062    34,976,293     (1,974,769)
Swedish Krona 48,289,503, expiring 07/25/00......     5,556,905     5,382,220       (174,685)

                                                    SETTLEMENT
SALES CONTRACTS                                       VALUE
---------------                                    ------------
Australian Dollar 18,348,872, expiring
 07/25/00........................................  $ 10,844,447  $ 10,478,556  $   365,891
Euro 25,102,000, expiring 07/25/00...............    22,961,194    23,366,252     (405,058)
Euro 2,715,000, expiring 07/26/00................     2,622,513     2,536,572       85,941
Hong Kong Dollar 83,839,973, expiring 07/25/00...    10,760,234    10,758,968        1,266
Japanese Yen 4,281,080,250, expiring 07/25/00....    40,160,776    40,174,445      (13,669)
Pound Sterling 3,149,110, expiring 07/26/00......     5,000,000     4,711,931      288,069
Singapore Dollar 31,245,651, expiring 07/25/00...    18,550,576    18,137,103      413,473
Swedish Krona 32,686,828, expiring 07/25/00......     3,572,780     3,643,188      (70,408)
Swiss Franc 31,936,419, expiring 07/25/00........    19,212,863    18,954,237      258,626
                                                                               -----------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $(2,123,912)
                                                                               ===========

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

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